SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 18, 2009

HOST HOTELS & RESORTS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14625	53-0085950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 1500 Bethesda, Maryland	20817
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 744-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 18, 2009, Host Hotels & Resorts, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2008. A copy of the press release is furnished as Exhibit 99.1 to this Report.

The information in this Report, including the exhibit, is provided under Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section with the exception of the items detailed in the paragraph below. Furthermore, the information in this Report, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933 regardless of any general incorporation language in such filings, except as provided in the paragraph below.

The items listed below and contained in Exhibit 99.1 to this Form 8-K are deemed to be of significance to investors and are intended to be “filed” rather than “furnished” for the purposes of Section 18 of the Securities Exchange Act of 1934. Further these, and only these items, shall be deemed as incorporated by reference into the filings of the registrant under the Securities Act of 1933. These items are:

• Consolidated Balance Sheets
December 31, 2008 and 2007 - pg. 7

• Consolidated Statements of Operations
Quarters Ended and Years Ended December 31, 2008 and 2007 - pg. 8

• Earnings per Common Share
Quarters Ended and Years Ended December 31, 2008 and 2007 - pg. 9

• Other Financial and Operating Data - pgs. 15-16

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

See Item 2.02 above for information in the Exhibit deemed “Furnished or “Filed” as the case may be.

Exhibit No.	Description

99.1	Host Hotels & Resorts, Inc.’s earnings release for the fourth quarter and full year 2008.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date: February 18, 2009	By:	/S/ BRIAN G. MACNAMARA
	Name:	Brian G. Macnamara
	Title:	Senior Vice President, Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Host Hotels & Resorts, Inc.’s earnings release for the fourth quarter and full year 2008.